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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 19, 2000 appearing in the Annual Report on Form 10-K of Quiksilver, Inc. for the year ended October 31, 2000.


                                               /s/ Deloitte & Touche LLP
                                               ---------------------------------
                                                   Deloitte & Touche LLP

Costa Mesa, California
July 23, 2001